EXHIBIT 10.18


NO SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT MAY BE MADE UNTIL THE EFFECTIVENESS OF A REGISTRATION STATEMENT OR OF A POST-EFFECTIVE AMENDMENT THERETO UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), COVERING THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                                WARRANT AGREEMENT

         Warrant Agreement (the "AGREEMENT") dated March 1, 2002 between Junum Incorporated, a Delaware corporation (the "COMPANY"), and Patricia Marti ("Consultant"), and her permitted assigns (the "Holders").

                             BACKGROUND INFORMATION
                             ----------------------

         WHEREAS, the Company agreed to grant warrants (the "Warrants") to the Consultant under the terms of that certain Consulting Agreement, with an Effective Date of March 1, 2002, by and between Consultant and the Company (the "Consulting Agreement"). Under the terms of the Consulting Agreement, the Warrants shall entitle the Holders to purchase up to 1,800,000 shares of the Company's common stock, $0.01 par value ("COMMON STOCK") at any time prior to the fifth anniversary of the issuance of such Warrants, subject to the vesting schedule set forth herein. Each Warrant entitles the Holder to purchase one duly authorized, fully paid and nonassessable share of Common Stock upon exercise thereof.

         WHEREAS, each Holder will be entitled to receive a certificate representing the Warrant (each a "CERTIFICATE") and shall be dated effective as of the date of issuance. The shares of Common Stock reserved for issuance under this Agreement are sometimes hereinafter referred to as the "WARRANT SHARES." The Warrant Shares shall not be issued under the Company's Consultant Compensation Plan.

         WHEREAS, the Company desires to fix the form and provisions of each Certificate that will represent one or more issued Warrants, as well as the terms of the Warrants themselves with respect to issuance, exercise, and expiration, and the respective rights, limitations, obligations and duties of the Company and each Holder which will be established upon any such issuance; and to make each Warrant when represented by a Certificate that has been duly executed by the Company (or by any substitute or replacement Certificate issued under the terms set forth below), the valid, binding and legally enforceable obligation of the Company.

         Accordingly, the Company and the Holders hereby agree as follows:


                              OPERATIVE PROVISIONS
                              --------------------

1. ISSUANCE. Pursuant to the Consulting Agreement, which is incorporated herein and made a part hereof by this reference, the Company shall issue Warrant Certificates to purchase 1,800,000 shares of Common Stock on the date hereof.

2. WARRANT CERTIFICATES. Each Certificate to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A (the "WARRANT CERTIFICATE") which is attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement.


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

3. WARRANTS GOVERNED BY AGREEMENT. This Warrant Agreement governs an issue of up to an aggregate of 1,800,000 Warrants, each of which will entitle its Holder to purchase one Warrant Share on the terms and subject to the conditions and possible adjustments set forth herein. The Warrants shall vest as to 50,000 shares on the date hereof, and as to the remaining 1,750,000 shares, in equal monthly installments of 50,000 shares on the first day of each calendar month commencing on April 1, 2002 through and including February 1, 2005, and may be exercised after such vesting dates, in whole or in part, from time to time, in accordance with the terms of this Agreement and the Warrants.

4.       EXECUTION AND DATE OF WARRANT CERTIFICATES.

(a)                        GENERAL. Each Certificate shall be executed on behalf
                  of the Company by its chief executive officer, its president or any vice president, under its corporate seal which will be reproduced thereon, and attested by its corporate secretary or one of its assistant secretaries.

(b)                        DATE OF CERTIFICATE. Each Certificate shall be dated
                  as of the date of execution by the Company officers described above.

5. OWNERSHIP. The Company shall acknowledge each registered Holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), in connection with its sale, transfer or exercise, any distribution to the holder thereof and for all other purposes, and, subject to the provisions of Section 9 below, the Company shall not be affected by any notice to the contrary.

6.       RIGHT TO EXERCISE WARRANTS.

(a)                        EXPIRATION DATE. Each Warrant shall expire at 5:00
                  p.m., Pacific Standard Time, on the earlier of (i) March 1, 2007, (ii) the date which is two years from the date of termination without cause of the Consulting Agreement, or
                  (iii) the date which is two months from the date of termination of the Consulting Agreement for Cause (as defined therein) (the "Expiration Date"), and, prior thereto, may be exercised at any time after the date hereof, subject to the vesting schedule set forth above.

(b)                        EXERCISE PRICE AND PAYMENT. Subject to the provisions
                  of this Agreement, the Holder shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder) that number of fully paid and non-assessable Warrant Shares, at the price of $0.17 per share (the "Exercise PRICE"), as shall be designated in a completed and executed Election to Purchase form appearing on the reverse side of each Certificate, and upon surrender to the Company of the Certificate evidencing each such Warrant being exercised, and payment of a monetary amount equal to the product of the Exercise Price and the number of Warrant Shares being purchased (the "Exercise Price Multiple"). The Exercise Price Multiple may be paid in cash, check, or by certified or official bank check payable to the order of the Company, or by "cashless" exercise, as set forth below.

(c)                        In the event an "easy exercise" as described in
                  Section 6(d) below is not lawfully available, in lieu of exercising the Warrants or any portion thereof, the Holder or Holders, if applicable, shall have the right to convert the Warrants, or any portion thereof, into Warrant Shares by executing and delivering to the Company, at its principal executive office, a duly executed Election to Purchase Form, specifying the number of Warrants to be exercised and converted, and accompanied by the surrender of the Warrant. The person or persons in whose name or names the certificates for the Warrant Shares shall be issuable upon such conversion shall be deemed the holder or holders of record of such Warrant Shares at that time and date. The number of Warrant Shares to be issued upon such conversion shall be computed using the following formula:

          X = (P)(Y)((A-B)/A)
          X = the number of Warrant Shares to be issued to such Holder for the percentage of Warrants being converted
          P = the percentage of the Warrants being converted
          Y = the total number of Warrant Shares then issuable upon exercise of the Warrants
          A = the Fair Value (as defined below) of one Warrant Share
          B = the Exercise Price on the date of conversion


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

(d)                        EASY EXERCISE. In the event the Warrant Shares have
                  been registered on a then effective registration statement, or if the Warrant Shares are otherwise not "restricted securities" under the Securities Act of 1933, as amended, or are otherwise lawfully permitted to be sold in an open market transaction, and if permitted by law and applicable regulations, the Holder may pay the exercise price through a commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer"), whereby the Holder irrevocably elects to exercise all or a portion of the Warrant and to sell in an orderly manner as soon as possible the Warrant Shares issuable pursuant to such exercise and to pay the Exercise Price Multiple. The Holder and the NASD Dealer shall irrevocably commit upon sale of such Warrant Shares to forward the Exercise Price Multiple directly to the Company. All proceeds of sales of the Warrant Shares shall be assigned to the Company to secure the obligation to pay the Exercise Price Multiple, and all such proceeds shall be remitted directly to the Company until such Exercise Price Multiple has been paid in full.

(e)                        Within three (3) business days following such
                  surrender of a Certificate and payment of the Exercise Price Multiple (except in the case of an "easy exercise" as described in subsection 6(d) above), the Company shall cause to be issued and delivered promptly to the Holder, or, upon the written order of the Holder, in such other name as the Holder may designate, a certificate for the Warrant Shares being purchased, as evidenced by the Election to Purchase. Such Warrant Share certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of such Shares as of the date of the surrender of the applicable Certificate and payment of the Exercise Price Multiple. The Warrants evidenced by a Certificate shall be exercisable, at the election of the Holder, either as an entirety or from time to time for only part of the number of Warrants specified in the Certificate. In the event that less than all of the Warrants evidenced by a Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration of the Warrants, a new Certificate shall be issued for the remaining number of Warrants evidenced by the Certificate so surrendered. All Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

(f)                        NO FRACTIONAL SHARES TO BE ISSUED. No fraction of a
                  Share shall be issued upon any exercise of Warrants, but, in lieu thereof, the number of shares issuable upon exercise of the Warrants shall be rounded up to the nearest full share of Common Stock. No fractional Warrants shall be issued.

7. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of SHARES upon the exercise of Warrants; provided that the Company shall not be required to pay any such taxes which may be payable in respect of any transfer involved in the issue of any Certificates or any certificates for Shares in a name other than that of the Holder of a Certificate surrendered upon the exercise of a Warrant.

8. RESERVATION AND ISSUANCE OF SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, for the purpose of enabling it to satisfy any OBLIGATION to issue Warrant Shares upon exercise of Warrants, the full number of Warrant Shares deliverable upon the exercise of all outstanding Warrants. Before taking any action which would cause an adjustment pursuant to Section 10 reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price as so adjusted. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and non-assessable outstanding Warrant Shares of the Company or any successor.

9. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any Certificate shall be mutilated, lost, stolen or destroyed, the COMPANY shall issue in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate lost, stolen or destroyed, a new Certificate, of the same series and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute Certificates shall also comply with such other reasonable terms and pay such other reasonable charges as the Company may prescribe.



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

10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE. The Exercise Price and the number of Warrant SHARES purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 10.

(a)                        DECREASE OR INCREASE IN EXERCISE PRICE UPON
                  SUBDIVISION OR COMBINATION. If the Company shall at any time subdivide or combine the outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such subdivision or combination shall be proportionately increased in the case of a combination or decreased in the case of a subdivision, effective at the close of business on the date of such subdivision or combination, as the case may be.

(b)                        ADJUSTMENT IN NUMBER OF SHARES UPON CHANGE OF
                  EXERCISE PRICE. Upon each adjustment of the Exercise Price pursuant to Section 10.a hereof, each Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c)                        MERGER. If the Company, at any time while any
                  Warrants remain outstanding and unexpired, consolidates with or merges into or with any other corporation, the Warrants shall thereafter evidence the right of the Holder to purchase the number and kind of securities in respect of the surviving corporation as would have been issuable or distributable to the Holder had he, she or it exercised the unexercised portion of the Warrants immediately prior to such consolidation or merger.

(d)                        DISTRIBUTION OF COMPANY ASSETS. If the Company shall
                  make any distribution of its assets to the holders of its Common Stock as a partial or complete liquidating dividend, a return of capital or otherwise, each Holder shall be entitled, after occurrence of the record date for determining shareholders entitled to such distribution, but before the date of such distribution, to exercise any Warrants then owned and purchase any or all of the shares of Common Stock then subject hereto, and thereupon to receive the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined in good faith by the Company's Board of Directors) which would have been payable to such Holder had he, she or it been the holder of record of such shares of Common Stock on the referenced record date.

11. TRANSFER RESTRICTIONS. The Holder acknowledges that neither this Warrant nor the Warrant Shares may be offered or sold except pursuant to an effective registration statement under the Securities Act or a written opinion of counsel satisfactory to the Company that an exemption from registration under the Securities Act is available. Each Holder agrees that prior to making any disposition of the Warrant or Warrant Shares, unless a registration statement under the Securities Act is in effect with regard thereto, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made, along with an opinion of counsel satisfactory to the Company which provides that no registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "REGISTRATION STATEMENT") under the Securities Act is required with respect to such disposition.

12. TRANSFER - GENERAL. Subject to the terms hereof, the Warrants shall be transferable only on the books of the Company MAINTAINED at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder of such Warrant shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.


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

13.      PIGGYBACK REGISTRATION RIGHTS.

(a)                        In case the Company shall at any time determine to
                  register any of its securities under the Securities Act, other than by way of Securities and Exchange Commission (the "Commission") Forms S-4 or S-8, or any successor form thereto, or any other appropriate form, or to qualify such securities under the securities laws of any state, at its own initiative, the Company will give prompt notice thereof to the Holder, and if so requested in writing by any person to which such notice shall have been properly provided, the Company will include among the securities which it then endeavors to make the subject of a registration statement to be filed under the Securities Act, or to qualify under such state securities laws, all or any part of such previously issued shares, or of the shares then eligible for issuance upon exercise of the Warrants as shall be specified in such request (the "DESIGNATED SHARES"), and the Company will use its best efforts to cause all such registrations, qualifications or compliances to be effected and to be kept effective for not less than 90 days.

(b)                        Notwithstanding the foregoing, if at any time after
                  the date hereof the Company files a registration statement with respect to any of its securities in connection with a bona fide underwritten public offering of the same, then (a) any Designated Shares which shall have been made the subject of a registration statement filed for the purpose of qualifying shares under the Securities Act for future sale or which are, in connection with such a registration, being or to be included pursuant to Section 13, shall, if so requested by the managing underwriter(s) and consented to by each applicable holder of Designated Shares, be offered for sale through the underwriters on the same terms and conditions under which the Company's securities are to be distributed, PROVIDED that if the managing underwriter(s) elect to include less than all Designated Shares to be offered by selling shareholders, those to be included in the underwritten portion of the offering shall be, as to each holder thereof, as nearly equal in number as is practicable; and (b) those Designated Shares which are not being distributed by the underwriters in such public offering shall be withheld from the market by the selling shareholders for a period, not to exceed 180 days, measured from the effective date of the registration statement by which such public offering is being effected, which the managing underwriter(s) determine necessary in order to stabilize the market for the underwritten shares. Notwithstanding the foregoing, in the event in the written opinion of such managing underwriter(s), the Designated Shares may not be included in the registration statement without having a material adverse effect on the Company's offering of it securities, the managing underwriter(s) shall have the right to eliminate or reduce the number of Designated Shares proportionately among the Holders.

(c)                        All expenses incurred in connection with any
                  registration, qualification or compliance effected by the Company pursuant to Section 13, including, without limitation, all registration and filing fees, fees and expenses of complying with federal and state securities laws, printing expenses, fees and disbursements of counsel for the Company, and all expenses of any special audits incidental to or required by such registration (collectively, the "Registration Expenses") shall be borne by the Company, provided that each holder of Designated Shares shall be responsible for that portion of any underwriting commission incurred in connection with the underwritten distribution of the securities made the subject of such registration effort as shall bear the same ratio to such commission as the value of the Designated Shares sold by the holder in the offering bears to the value of all Company securities sold in such offering.

(d)                        INDEMNIFICATION BY THE COMPANY: In case of each
                  registration, qualification or compliance effected by the Company pursuant to Section 13, the Company will indemnify and hold harmless each holder of Designated Shares from and against all claims, losses, damages and liabilities of such holder arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to such registration, qualification or compliance or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; provided that the Company will not be liable to any such person to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such person and stated to be specifically for use therein.

(e)                        INDEMNIFICATION BY THE HOLDERS. Each Holder hereby
                  agrees, and by requesting registration of Designated Shares, each Holder agrees, that in connection with each registration statement effected pursuant hereto in which Common Stock issued upon exercise of all or any portion of the Warrants (the "Holder Common Stock") is to be disposed of, each of the participating Holders shall, severally but not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each other selling Holder and their respective directors, officers, agents and employees and each person who controls the Company and each other selling Holder (within the meaning of the Securities Act and the Exchange
                  Act) and the managing underwriter if any, and its directors, officers, agents, and employees and each person who controls such underwriter (within the meaning of the Securities Act and Exchange Act), in each case against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information furnished by such Holder to the Company expressly for inclusion in such registration statement or prospectus; provided that each Holder will not be liable to the Company to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to a Holder by an instrument duly executed by the Company and stated to be specifically for use therein.

(f)                        CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person
                  entitled to indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such person or (iii) such assumption would constitute an actual conflict of interest (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release in form and substance reasonably satisfactory to such indemnified party from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest as to the subject matter exists between such indemnified party and another indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such indemnified party.

(g)                        CONTRIBUTION. If for any reason the indemnification
                  provided for herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that in no event shall the liability of any Holder for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received or to be received by such Holder upon the sale of securities giving rise to such indemnification and contribution obligation.

(h)                        The Company may require each selling Holder to
                  furnish to the Company such information and documents regarding such selling Holder and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.

(i)                        Each of the selling Holders agrees that, upon receipt
                  of any notice from the Company of the happening of any event which would cause any then effective registration statement to be inaccurate, no longer effective, subject to a stop order issued by the Securities and Exchange Commission, or which would otherwise require by law or regulation that such selling Holders to discontinue sales of securities under such registration statement, it will forthwith discontinue disposition pursuant to such registration statement of any shares of Common Stock covered by such registration statement or prospectus until its receipt of the copies of a supplemented or amended prospectus relating to such registration statement or prospectus or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies then in their possession, of the prospectus covering such securities in effect at the time of receipt of such notice.

(j)                        The obligations of the Company to use its reasonable
                  efforts to cause the Holder Common Stock to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

(i)                                 The Company shall be entitled to abandon,
                           discontinue, withdraw or postpone for any period of time the filing or effectiveness of, or suspend the rights of selling Holders to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder if the Board of Directors of the Company reasonably determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time would be adverse to the Company's interests or (ii) such filing or effectiveness would be disadvantageous to the Company or its shareholders.

(ii                                 The Company's obligations shall be subject
                           to the obligations of the selling Holders, which each of the Holders hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and state securities regulations and to obtain any acceleration of the effective date of such registration statement or maintain the effectiveness or currency thereof.

(iii)                                If requested by an underwriter in an
                           underwritten offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Common Stock within 30 days before or 60 days after the effective date of a registration statement filed pursuant to Section 13.

14.      MISCELLANEOUS PROVISIONS.

(a)                        LIMITATION OF RIGHTS CONFERRED. This Warrant
                  Agreement does not confer upon any Holder of a Warrant Certificate any right as a shareholder of the Company, nor shall anything contained herein be deemed to affect the right or power of the Company to make adjustments, reclassifications, reorganizations other changes in and to its capital stock or business organization or to limit its right to merge or consolidate or to sell, transfer or liquidate all or any part of its business or assets.

(b)                        NOTICES: All notices or other communications required
                  or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

                           if to the Company:

                           Junum Incorporated
                           1590 Corporate Drive
                           Costa Mesa, California 92626
                           Attention: President
                           Tel: (714) 979-5063
                           Fax: (714) 979-5067

                           if to a Holder, in care of the address set forth in the Company's records established at the time of the Holder's receipt of a Certificate,

                           or to such other address as any such party may have designated by like notice forwarded to the other party hereto. Notwithstanding the foregoing, notices of change of address shall be furnished only when received.

(c)                        GOVERNING LAW. This Agreement and the rights and
                  obligations of the parties under this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without regard to the principles of conflicts of laws thereof. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys fees and costs.

                  WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

(d)                        SUPPLEMENTS AND AMENDMENTS. The Company may from time
                  to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders.

(e)                        SUCCESSORS AND ASSIGNS. This Agreement shall be
                  binding upon and inure to the benefit of the Company and the Holders and their respective successors and assigns.

(f)                        MERGER OR CONSOLIDATION OF THE COMPANY. So long as
                  the Warrant remains outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

(g)                        BENEFITS OF THIS AGREEMENT. Nothing in this Agreement
                  shall be construed to confer upon any person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

(h)                        CAPTIONS. The captions of the Sections of this
                  Agreement have been inserted for convenience only and shall have no substantive effect.

(i)                        COUNTERPARTS. This Agreement may be executed in any
                  number of counterparts (including by telecopy) each of which when so executed shall be deemed to be an original; and all of which counterparts together shall constitute one and the same instrument.

(j)                        LIMITATION OF LIABILITY. No provision hereof, in the
                  absence of affirmative action by any Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder of a Warrant, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

(k)                        NO WAIVER; CUMULATIVE REMEDIES. No failure to
                  exercise and no delay in exercising, on the part of any Holder or the Company, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

(l)                        COMPLIANCE WITH GOVERNMENTAL REGULATIONS. The Holder
                  acknowleges that none of the Warrants or Warrant Shares have been registered under the Securities Act, and therefore may be sold or disposed of only pursuant to an effective registration statement under the Securities Act, or an exemption from such registration, and in accordance with this Agreement. The Warrant Shares will bear a legend to the following effect:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS AND UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY."

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

JUNUM INCORPORATED


By: /s/ David B. Coulter
   -------------------------------
David B. Coulter, CEO



PATRICIA MARTI


/s/ Patricia Marti
----------------------------------
Patricia Marti

                                   EXHIBIT A


                           FORM OF WARRANT CERTIFICATE
                           ---------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS AND UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY.

                            CERTIFICATE REPRESENTING
                         COMMON STOCK PURCHASE WARRANTS

         For the purchase of Common Stock, Par Value $.01 per share, of

                               JUNUM INCORPORATED

                               1,800,000 WARRANTS

                                   ----------

         THIS CERTIFIES THAT, for value received, Patricia Marti, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from Junum Incorporated, a Delaware corporation (the "Company"), at any time and from time to time (but subject to the vesting schedule set forth in the Warrant Agreement, as defined below) until 5:00 p.m. Pacific Time on March 1, 2007, (the "Expiration Date"), up to 1,800,000 fully paid and nonassessable shares of the common stock of the Company, $0.01 par value per share (the "Shares") at a price per share of $0.17 (the "Exercise Price"). The number of shares purchasable upon exercise of this Warrant and the Purchase Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

This Warrant is issued under and in accordance with a Warrant Agreement, dated as of March 1, 2002, between the Company and Patricia Marti (the "Warrant Agreement") and is subject to the terms and provisions contained in the Warrant Agreement, all of which are incorporated herein by reference. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         The Warrants represented by this Certificate may be exercised by the Holder as to all or any lesser number of Shares upon surrender of this Certificate, together with a completed and executed Election to Purchase in the form attaching to this Certificate, on or before the date above designated, at the principal office of the Company (or at such other address as is designated in writing by the Company); and upon payment, by cashless exercise, or by cash, check or cashier's check, payable to the Company, of a sum equal to the product of the Exercise Price multiplied by the number of Shares being purchased; provided, that no fractional share shall be issuable upon any such exercise and the Company shall issue one full share in lieu of any fractional share. If this Certificate shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Certificate covering the number of Shares with respect to which this Certificate shall not have been exercised (if such shares are then purchasable hereunder).

         This Certificate is issued subject to the condition, and the Holder, by accepting the same, agrees with every subsequent holder and with the Company that title hereto and all rights hereunder shall be transferable (subject to the provisions of the Warrant Agreement) only by delivery of this Certificate to the Company, together with the assignment form attached hereto completed and duly executed by the Holder; and that the Company and all persons dealing with this Certificate may treat the registered owner hereof as its absolute owner for all purposes, until notified in writing by such owner of a transfer.


                                                     JUNUM INCORPORATED



                                                     /s/ David B. Coulter
                                                     ---------------------------
                                                     David B. Coulter, CEO


 DATED:  As of March 1, 2002

                              ELECTION TO PURCHASE
                    (To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ Shares and herewith tenders in payment for such Shares cash, check or a certified or official bank check, payable to the order of Junum Incorporated, in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that a certificate of such Shares be registered in the name of _______________________ whose address is ____________________________________________ and that such certificate be delivered to ___________________ whose address is ______________________________________________________________. If the number of
Shares being acquired is less than all purchasable hereunder, the undersigned requests that a new Certificate representing the remaining balance of the Warrants be registered in the name of and delivered to _________________________ whose address is ____________________________________.



Dated: ________________________    Signature:___________________________________
(Insert Social Security or Other   (Signature must conform in all respects to
Identifying Number of Holder)      name of holder as specified on the face of
                                   the Warrant Certificate)


                                        ________________________________________
                                        (Printed Name)


                                   ASSIGNMENT
                      (To be executed if Holder desires to
                        transfer the Warrant Certificate)

For Value Received, the undersigned hereby sells, assigns and transfers to

                  (please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints
__________________________________________________________________ as
attorney-in-fact to transfer the same on the books of the Company, with full power of substitution.



Dated: ________________________    Signature:___________________________________
                                   (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)



_______________________________         ________________________________________
(Insert Social Security or Other        (Printed Name)
Identifying Number of Holder)